                                                                      Exhibit 24
                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Carolyn H. Baldwin
                              ----------------------
                              Carolyn H. Baldwin

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Wayne R. Huneke
                              -------------------
                              Wayne R. Huneke

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Robert C. Salipante
                              -----------------------
                              Robert C. Salipante

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Steven W. Wishart
                              ---------------------
                              Steven W. Wishart

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Michael J. Dubes
                              --------------------
                              Michael J. Dubes

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Kenneth U. Kuk
                              ------------------
                              Kenneth U. Kuk

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Chris D. Schreier
                              ---------------------
                              Chris D. Schreier

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Richard R. Crowl
                              --------------------
                              Richard R. Crowl

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ David A. Koch
                              -----------------
                              David A. Koch

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ John G. Turner
                              ------------------
                              John G. Turner

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ John H. Flittie
                              -------------------
                              John H. Flittie

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Richard M. Kovacevich
                              -------------------------
                              Richard M. Kovacevich

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ James J. Howard
                              -------------------
                              James J. Howard

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ William A. Hodder
                              ---------------------
                              William A. Hodder

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Randy C. James
                              ------------------
                              Randy C. James

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ F. Caleb Blodgett
                              ---------------------
                              F. Caleb Blodgett

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Richard Michael Conley
                              --------------------------
                              Richard Michael Conley

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ James J. Renier
                              -------------------
                              James J. Renier

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Richard L. Knowlton
                              -----------------------
                              Richard L. Knowlton

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Luella G. Goldberg
                              ----------------------
                              Luella G. Goldberg

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ David C. Cox
                              ----------------
                              David C. Cox

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Jaye F. Dyer
                              ----------------
                              Jaye F. Dyer

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


          The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, does hereby make, constitute and appoint John G. Turner, John H. Flittie, Wayne R. Huneke and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock or other securities proposed to be issued or sold by said Company, and to file the same with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 8th day of May, 1997.



                              /s/ Glen D. Nelson
                              ------------------
                              Glen D. Nelson